Buffalo Large Cap Fund
Schedule of Investments
as of December 31, 2023 (Unaudited)
COMMON STOCKS - 95.3%	Shares	Value
Communication Services - 8.7%
Entertainment - 0.5%
Netflix Inc.(a)	1,050	511,224
Interactive Media & Services - 8.2%
Alphabet, Inc. - Class A(a)	45,625	6,373,356
Meta Platforms, Inc. - Class A(a)	7,700	2,725,492
		9,098,848
Total Communication Services		9,610,072
Consumer Discretionary - 13.8%
Automobiles - 1.0%
Tesla, Inc.(a)	4,450	1,105,736
Broadline Retail - 6.0%
Amazon.com, Inc.(a)	43,600	6,624,584
Hotels, Restaurants & Leisure - 1.5%
McDonald's Corp.	1,850	548,543
Starbucks Corp.	5,400	518,454
Yum! Brands, Inc.	4,440	580,130
		1,647,127
Personal Services Diversified - 0.9%
Uber Technologies, Inc.(a)	16,950	1,043,612
Specialty Retail - 2.6%
Home Depot, Inc.	2,400	831,720
O'Reilly Automotive, Inc.(a)	950	902,576
TJX Companies, Inc.	12,370	1,160,430
		2,894,726
Textiles, Apparel & Luxury Goods - 1.8%
lululemon athletica, Inc.(a)	1,125	575,201
LVMH Moet Hennessy Louis Vuitton SE - ADR	3,125	507,656
NIKE, Inc. - Class B	6,035	655,220
On Holding AG - Class A(a)	9,100	245,427
		1,983,504
Total Consumer Discretionary		15,299,289
Consumer Staples - 3.5%
Consumer Staples Distribution & Retail - 2.9%
Costco Wholesale Corp.	3,350	2,211,268
Walmart, Inc.	6,050	953,783
		3,165,051
Personal Care Products - 0.6%
Beiersdorf AG - ADR	21,400	639,806
Total Consumer Staples		3,804,857
Energy - 2.1%
Energy Equipment & Services - 0.8%
Schlumberger NV	16,900	879,476
Oil, Gas & Consumable Fuels - 1.3%
Exxon Mobil Corp.	6,500	649,870
Hess Corp.	5,425	782,068
		1,431,938
Total Energy		2,311,414
Financials - 5.5%
Capital Markets - 0.9%
S&P Global, Inc.	2,325	1,024,209
Financial Services - 3.3%
Mastercard, Inc. - Class A	1,700	725,067
Visa, Inc. - Class A	11,065	2,880,773
		3,605,840
Insurance - 1.3%
Aon PLC - Class A	1,825	531,112
Arthur J. Gallagher & Co.	4,175	938,874
		1,469,986
Total Financials		6,100,035
Health Care - 13.1%
Biotechnology - 1.6%
Biogen Idec Inc.(a)	2,075	536,948
BioMarin Pharmaceutical Inc.(a)	5,995	578,038
Vertex Pharmaceuticals, Inc.(a)	1,700	691,713
		1,806,699
Health Care Equipment & Supplies - 3.8%
Abbott Laboratories	10,825	1,191,508
Boston Scientific Corp.(a)	11,225	648,917
DexCom, Inc.(a)	5,575	691,802
Intuitive Surgical, Inc.(a)	2,625	885,570
Stryker Corp.	2,475	741,163
		4,158,960
Health Care Providers & Services - 1.8%
McKesson Corp.	1,250	578,725
UnitedHealth Group, Inc.	2,820	1,484,645
		2,063,370
Life Sciences Tools & Services - 1.7%
Danaher Corp.	2,550	589,917
Illumina, Inc.(a)	4,325	602,213
Thermo Fisher Scientific, Inc.	1,175	623,678
		1,815,808
Pharmaceuticals - 3.5%
AstraZeneca PLC - ADR	12,500	841,875
Eli Lilly & Co.	2,800	1,632,176
Sanofi SA - ADR	11,525	573,138
Zoetis, Inc.	3,875	764,809
		3,811,998
Providers & Services - 0.7%
ICON PLC(a)	2,875	813,827
Total Health Care		14,470,662
Industrials - 6.9%
Aerospace & Defense - 0.5%
Northrop Grumman Corp.	1,225	573,471
Commercial Services & Supplies - 0.7%
Waste Management, Inc.	4,250	761,175
Electrical Equipment - 0.9%
Eaton Corp. PLC	4,300	1,035,526
Industrial Conglomerates - 1.8%
General Electric Co.	8,825	1,126,335
Honeywell International, Inc.	4,125	865,054
		1,991,389
Machinery - 1.8%
Ingersoll Rand, Inc.	14,050	1,086,627
Veralto Corp.	850	69,921
Xylem, Inc./NY	7,700	880,572
		2,037,120
Professional Services - 0.5%
KBR, Inc.	9,925	549,944
Trading Companies & Distributors - 0.7%
United Rentals, Inc.	1,325	759,782
Total Industrials		7,708,407
Information Technology - 39.3%(b)
Communications Equipment - 1.4%
Arista Networks, Inc.(a)	3,375	794,846
Motorola Solutions, Inc.	2,650	829,688
		1,624,534
IT Services - 1.1%
Accenture PLC - Class A	2,075	728,138
Snowflake, Inc. - Class A(a)	2,250	447,750
		1,175,888
Semiconductors & Semiconductor Equipment - 8.4%
Advanced Micro Devices, Inc.(a)	7,525	1,109,260
Applied Materials, Inc.	3,950	640,176
ASML Holding NV - NY Shares	1,225	927,227
Broadcom, Inc.	955	1,066,019
Entegris, Inc.	4,700	563,154
NVIDIA Corp.	9,975	4,939,819
		9,245,655
Software - 19.1%
Adobe, Inc.(a)	1,895	1,130,557
ANSYS, Inc.(a)(c)	2,275	825,552
Crowdstrike Holdings, Inc. - Class A(a)	2,780	709,790
HubSpot, Inc.(a)	600	348,324
Intuit, Inc.	1,035	646,906
Microsoft Corp.	33,575	12,625,543
MongoDB, Inc.(a)	1,400	572,390
Palo Alto Networks, Inc.(a)	3,400	1,002,592
Salesforce, Inc.(a)	2,750	723,635
ServiceNow, Inc.(a)	970	685,295
Synopsys, Inc.(a)	1,650	849,602
Trade Desk, Inc. - Class A(a)	5,930	426,723
Workday, Inc. - Class A(a)	2,460	679,108
		21,226,017
Technology Hardware, Storage & Peripherals - 9.3%
Apple Inc.	51,505	9,916,258
Pure Storage, Inc. - Class A(a)	10,750	383,345
		10,299,603
Total Information Technology		43,571,697
Materials - 2.4%
Chemicals - 1.7%
Corteva, Inc.	8,220	393,902
Ecolab Inc.	2,525	500,834
Linde PLC	2,280	936,419
		1,831,155
Construction Materials - 0.7%
CRH PLC	11,475	793,611
Total Materials		2,624,766
TOTAL COMMON STOCKS (Cost $52,128,553)		105,501,199

SHORT-TERM INVESTMENTS - 4.4%
Money Market Funds - 4.4%	Shares
Fidelity Government Portfolio - Class Institutional, 5.25%(d)	4,897,842	4,897,842
TOTAL SHORT-TERM INVESTMENTS (Cost $4,897,842)		4,897,842
TOTAL INVESTMENTS - 99.7% (Cost $57,026,395)		$110,399,041
Other Assets in Excess of Liabilities - 0.3%		408,479
TOTAL NET ASSETS - 100.0%		$110,807,520

Percentages are stated as a percent of net assets.
The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial  Services LLC  (“S&P”).  GICS is a  service  mark  of MSCI,  Inc.  and  S&P and  has been  licensed  for use  by  U.S.  Bank  Global  Fund Services.

ADR - American Depositary Receipt
PLC - Public Limited Company
SA - Sociedad Anónima
(a) Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c) Held in connection with written option contracts. See Schedule of Options Written for further information.
(d) The rate shown represents the 7-day effective yield as of December 31, 2023.

Buffalo Large Cap Fund
Schedule of Options Written
as of December 31, 2023 (Unaudited)
OPTIONS WRITTEN - (0.1)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.1)%
ANSYS, Inc., Expiration: 04/19/2024; Exercise Price: $350.00	$(798,336)	(22)	$(77,880)
TOTAL OPTIONS WRITTEN (Premiums received $63,744)			(77,880)

(a)	Exchange-traded.
(b)	100 shares per contract.

INVESTMENT VALUATION (UNAUDITED)

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of December 31, 2023, the Fund did not hold fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in  connection  with  another registered offering  of the securities. Investments in  restricted securities  are valued utilizing  the Funds’ corporate bond valuation policies.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements  for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs  are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support  these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of December 31, 2023. These assets are measured on a recurring basis.

Buffalo Large Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$105,501,199	-	-	$105,501,199
Short Term Investments	4,897,842	-	-	4,897,842
Total*	$110,399,041	-	-	$110,399,041
Written Options	$-	$(77,880)	-	$(77,880

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended December 31, 2023.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

EXCHANGE-TRADED FUNDS
A Fund’s investment in other investment companies may consist of shares of Exchanged Traded Funds ("ETFs"). ETFs are securities whose value tracks a well-known securities index or basket of securities. A Fund’s investments in ETFs are subject to its limitations on investments in other investment companies. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
The Fund may purchase and write call or put options on securities and indices and enter into  related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased or written call options as of December 31, 2023. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of December 31, 2023. The premium that a Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.   Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.